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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 13, 2004
                                                         -----------------

                            SI FINANCIAL GROUP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

United States                       0-50801                 84-1655232
-------------                       -------                 ----------
(State or other jurisdiction of     (Commission             (IRS Employer
 incorporation or organization)     File Number)            Identification No.)


803 Main Street, Willimantic, Connecticut                   06226
-----------------------------------------                   -----
(Address of principal executive offices)                    (Zip Code)

                                 (860) 423-4581
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 5.04   TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
            -------------------------------------------------------------------
            PLANS.
            -----

      This Form 8-K is being filed to comply with the SEC requirement that notice of a covered blackout period under the Employer Stock Fund of the Savings Institute Bank and Trust Company Profit-Sharing and 401(k) Savings Plan be given to our directors and executive officers and also be furnished to the SEC under cover of Form 8-K. The notice being sent to those persons on December 13, 2004 is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Exhibits

            Number            Description
            ------            -----------

            99.1 Notice sent to directors and executive officers of SI Financial Group, Inc. on December 13, 2004




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SI FINANCIAL GROUP, INC.



Date:  December 14, 2004               By: /s/ Rheo A. Brouillard
                                           -------------------------------------
                                           Rheo A. Brouillard
                                           President and Chief Executive Officer
                                           Executive President, Chief Financial